UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2010
Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification
No.)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)
(847) 482-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 14, 2010, wholly-owned subsidiaries of Packaging Corporation of America (“PCA”) entered into Amendment No. 2 to the Amended and Restated Credit and Security Agreement, dated as of September 19, 2008, with Bank of America, National Association and YC SUSI Trust. The amendment extends the scheduled termination date of the credit facility to March 1, 2011. The amendment is attached hereto as Exhibit 10.1, which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

10.1
Amendment No. 2 to Amended and Restated Credit and Security Agreement, dated as of April 14, 2010, among Packaging Receivables Company, LLC, Packaging Credit Company, LLC, YC SUSI Trust and Bank of America, National Association

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
By:	/s/ KENT PFLEDERER
Vice President, General Counsel and
Secretary (Authorized Officer)

Date: April 15, 2010